Exhibit 99.2

SETTLEMENT AND STANDSTILL AGREEMENT

THIS SETTLEMENT AND STANDSTILL AGREEMENT (this “Agreement”) is made and entered into as of June 15, 2004 by and among (i) Ingalls & Snyder, LLC, a limited liability company organized under the laws of the State of New York, (ii) Ingalls & Snyder Value Partners, L.P., a limited partnership organized under the laws of the State of New York (“ISVP”), (iii) Robert L. Gipson, (iv) Thomas O. Boucher, Jr., (each of (i) - (iv), an “Investor” and collectively, the “Investors”) and (v) Boston Life Sciences, Inc., a corporation organized under the laws of the State of Delaware (the “Company”).

RECITALS

WHEREAS, each of the Investors is the Beneficial Owner of the shares of common stock, par value $0.01 per share (“Common Stock”), of the Company set forth with respect to such Investor in the statement on Schedule 13D, as amended, filed by the Investors with the Securities and Exchange Commission (the “Schedule 13D”) (the term “Beneficial Owner” as used in this Agreement having the meaning given the term in Rule 13(d)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the terms “Beneficially Own” and “Beneficial Ownership” applying to securities held by a Beneficial Owner of such securities);

WHEREAS, the Investors have stated in the Schedule 13D that they plan to seek changes in the Company’s Board of Directors and have filed certain litigation against the Company and its directors; and

WHEREAS, the Company and the Investors have determined that it is the best interest of the Company’s shareholders to resolve their disputes with respect to the composition of the Company’s Board of Directors and other matters on the terms and subject to the conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the Company and the Investors hereby agree as follows:

1.	Board Composition and 2004 Annual Meeting of Shareholders.

1.1 New Directors; Chief Executive Officer.

(a) The Company has taken all appropriate action and the Company’s Board of Directors has adopted resolutions (copies of which have been given to the Investors), which will be effective as of the execution and delivery of this Agreement by all parties (the “Effective Time”), to provide for the following: (i) fixing the size of the Company’s Board of Directors at five (5), (ii) the resignation of Colin B. Bier, S. David Hillson and E. Christopher Palmer as

directors of the Company and (iii) the election and appointment of Robert L. Gipson, Michael J. Mullen and John T. Preston as directors of the Company to fill the vacancies resulting from the resignations of Colin B. Bier, S. David Hillson and E. Christopher Palmer. For the elimination of doubt, pursuant to the foregoing sentence, at the Effective Time, the Company shall cause its Board of Directors to consist of the following persons: Robert L. Gipson, Robert Langer, Marc E. Lanser, Michael J. Mullen and John T. Preston (the “New Directors”). For purposes of the Company’s Amended and Restated 1990 Non-Employee Directors’ Non-Qualified Stock Option Plan and the Company’s 1998 Omnibus Stock Option Plan, the resignation of Messrs. Bier, Hillson and Palmer pursuant to this Section 1.1(a) shall be treated as a termination without cause.

(b) Upon the hiring by the Company after the date of this Agreement of a new Chief Executive Officer of the Company (the “New CEO”), the Company shall increase the size of the Company’s Board of Directors by two (2) and the Company’s Board of Directors shall elect and appoint as Directors of the Company to fill the newly-created directorships the New CEO and an independent director recommended by the New CEO and reasonably acceptable to the Company’s Board of Directors (the “CEO Designee”).

1.2 Nominees for Election and Other Proposals at 2004 Annual Meeting.

(a) The Company has taken all appropriate action and the Company’s Board of Directors has adopted resolutions (copies of which have been given to the Investors), which will be effective as of the Effective Time, to provide for the call and holding of the 2004 annual meeting of the Company’s shareholders (the “2004 Annual Meeting”) on July 30, 2004, and a record date for shareholders entitled to notice of and to vote at the 2004 Annual Meeting of June 14, 2004.

(b) The Company shall nominate for election as directors of the Company at the 2004 Annual Meeting the New Directors and, if the New CEO and CEO Designee have been added as directors of the Company prior to the mailing to its shareholders of the Company’s proxy materials for the 2004 Annual Meeting, the New CEO and the CEO Designee (collectively, the “Nominees”) and shall fix the number of directors comprising the entire Board of Directors of the Company to be elected at the 2004 Annual Meeting at the number of Nominees. The Company shall use its best efforts to ensure that the Nominees are elected as directors of the Company at the 2004 Annual Meeting. In furtherance of the foregoing: (i) in connection with the 2004 Annual Meeting, the Company’s Board of Directors shall recommend that the Company’s shareholders vote to elect the Nominees as directors of the Company; (ii) the Company shall include the foregoing recommendation in its proxy materials for the 2004 Annual Meeting; and (iii) the Company’s form of proxy shall solicit authority to vote for the Nominees and no other persons.

(c) If, at any time prior to the 2004 Annual Meeting, one or more of the Nominees for any reason is unwilling or unable to be nominated or to stand for election at the 2004 Annual Meeting, the Board of Directors of the Company may select a replacement Nominee.

1.3 Other Proposals for the 2004 Annual Meeting. Following the Effective Time and prior to the date that the Company mails its proxy materials to shareholders in connection with its 2004 Annual Meeting, the Company’s Board of Directors shall approve the following matters and recommend them to the shareholders for approval at such meeting (the “Shareholder Proposals”):

(a) an amendment of the Company’s Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on March 29, 1996 as heretofore amended, to increase to 80,000,000 the number of shares of Common Stock authorized for issuance; and

(b) an amendment of the Company’s 1998 Omnibus Stock Option Plan to increase to 6,100,000 the number of shares issuable upon the exercise of options granted thereunder.

In furtherance of the foregoing, the Company shall include the foregoing recommendation in its proxy materials and the Company’s form of proxy shall solicit authority to vote for these matters.

1.4 Action by Investors. Each of the Investors shall vote the shares of Common Stock over which it or he has voting power in favor of the election of the Nominees as directors of the Company and in favor of the Shareholder Proposals at the 2004 Annual Meeting, and shall use good faith efforts to cause its or his Affiliates to so vote shares of Common Stock over which they have voting power. Each Investor agrees not to (and Messrs. Gipson and Boucher agree to cause their respective spouses and children not to) seek the removal of any Nominee as a director of the Company prior to March 31, 2005, acting as a shareholder of the Company, it being understood that this sentence shall in no way restrict any person’s actions as a director of the Company.

2.	Representations and Warranties.

2.1 By the Investors. Each Investor, on behalf of itself and not any other Investor, represents and warrants to the Company as follows:

(a) Such Investor has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and (if not an individual) has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(b) Such Investor (if not an individual) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

(c) This Agreement constitutes a valid and binding obligation of such Investor, enforceable in accordance with its terms, subject to applicable principles of equity, bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors’ rights generally;

(d) Neither the execution and the delivery of this Agreement by such Investor, nor the consummation by such Investor of the actions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Investor is subject or (if not an individual) any provision of the organizational documents of such Investor or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any consent or notice (other than those obtained or made) under, any agreement, contract, lease, license, instrument, judgment, decree, order or other arrangement to which such Investor is a party or by which it is bound or to which any of its assets are subject (or result in the imposition of any security interest upon any of its assets), nor is such Investor required to obtain the approval or consent of any person or entity to effect the actions contemplated hereby (other than those obtained); and

(e) The Schedule 13D correctly sets forth the shares of Common Stock Beneficially Owned by such Investor.

2.2 By the Company. The Company represents and warrants to each Investor as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and the resolutions of the Board of Directors of the Company referred to in Section 1.1(a) were unanimously approved by the Directors of the Company;

(b) This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable principles of equity, bankruptcy, reorganization, insolvency or other laws affecting the enforcement of creditors’ rights generally;

(c) Neither the execution and the delivery of this Agreement by the Company, nor the consummation by the Company of the actions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of the Certificate of Incorporation or By-Laws of the Company, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of the Company’s obligations under, create in any party the right to accelerate rights under, receive additional benefits under, terminate, modify, or cancel, or require any consent or notice (other than those obtained or made) under (whether due to the occurrence of a “Change of Control” or similar concept or otherwise), any agreement, contract, lease, license, instrument, judgment, decree, order or other arrangement to which the Company is a party or by which it is bound or to which any of its assets are subject (or result in the imposition of any security interest upon any of its assets) (except as may apply under any Indemnity Agreement between the Company and any of its officers or directors which conforms to the form filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for 2003 or as provided with respect to certain stock options of Messrs. Bier, Hillson and Palmer due to the final sentence of Section 1.1(a)), or (iii) cause or result in (whether or not after the lapse of time) the occurrence of a Distribution Date (as defined in the Rights Agreement dated as of September 11, 2001 between the Company and Continental Stock Transfer & Trust Company, as rights agent, as presently in effect, nor is the Company required to obtain the approval or consent of any person or entity to effect the actions contemplated hereby (other than those obtained);

(d) The Company has not granted a release of any Claim (as defined in Exhibit A hereto) that the Company now has or ever had against any of the Released Company Parties (as defined in Exhibit A hereto);

(e) The Separation Agreement (as defined in Section 3.3(a)) sets forth the sole agreement and arrangement under which the Company or any of its Subsidiaries has any obligation to make any payment or provide any other benefit, directly or indirectly, to S. David Hillson, any member of his family or any of their respective Affiliates, and the Employment Agreement (as defined in Section 3.3(b)) sets forth the sole agreement or arrangement under which the Company or any of its Subsidiaries has any obligation to make any payment or provide any other benefit, directly or indirectly, to Marc E. Lanser, any member of his family or any of their respective Affiliates, except for the two Indemnity Agreements dated as of March 26, 2004, between the Company, on the one hand, and Mr. Hillson or Mr. Lanser, on the other (which conform to the form filed as Exhibit 10.32 to the Company’s Annual Report on Form 10-K for 2003), the stock options referred to in Section 2(f), insurance policies maintained by the Company, the Company’s Certificate of Incorporation and By-Laws and, in the case of Mr. Lanser, benefits available generally to employees of the Company under the Company’s employee benefit plans; and

(f) There are no outstanding options to purchase any securities of the Company granted by the Company to any officer or director of the Company and no such options have been granted by the Company since December 31, 2002, except as disclosed in the amendment to the Company’s Annual Report on Form 10-K for 2003, filed with the SEC on April 28, 2004, and for the options set forth on Schedule 1 hereto.

3.	Other Concurrent Actions.

3.1 Mutual Release of Claims. At the Effective Time, the Company, S. David Hillson, Marc E. Lanser and the Investors will execute and deliver the Mutual Release of Claims, in the form set forth on Exhibit A hereto.

3.2 Convertible Note. At the Effective Time, the Company shall provide to ISVP cash collateral or letters of credit sufficient for the release of the collateral under the 10% Convertible Senior Secured Promissory Note dated July 25, 2002 in the aggregate principal amount of $4,000,000 issued by the Company to ISVP and all other promissory notes issued pursuant thereto as payment of interest thereon (or as interest on such other promissory notes).

3.3 Consulting/Employment Arrangements.

(a) S. David Hillson has reached a separation agreement with the Company (the “Separation Agreement”), in the form of Exhibit B, to resign as a director of the Company. At the Effective Time, Mr. Hillson and the Company shall furnish an executed copy of the Separation Agreement to the Investors and shall enter into a letter agreement regarding the Separation Agreement in the form of Exhibit B-1.

(b) At the Effective Time, Marc E. Lanser and the Company shall enter into an employment agreement in the form of Exhibit C (the “Employment Agreement”).

3.4 Publicity. On the date hereof after the Effective Time, the Company shall issue the press release in the form of Exhibit D.

3.5 Expenses. At the Effective Time, the Company shall pay $300,000 to Ingalls & Snyder, LLC by wire transfer of immediately available funds, as reimbursement of certain expenses of Investors.

3.6 Section 220 Request. Mr. Gipson confirms that his requests by letter dated November 18, 2003 and March 22, 2004, for certain records of the Company pursuant to Section 220 of the Delaware General Corporation Law have been terminated and no futher response thereto from the Company is required.

4.	Miscellaneous.

4.1 Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

(a) by hand (in which case, it shall be effective upon delivery);

(b) by facsimile (in which case, it shall be effective upon receipt of confirmation of good transmission); or

(c) by overnight delivery by a nationally recognized courier service (in which case, it shall be effective upon delivery);

in each case, to the address (or facsimile number) listed below:

If to the Company, to it at:

Boston Life Sciences, Inc.

20 Newbury Street, 5th Floor

Boston, Massachusetts 02116

Telephone number: (617) 425-0200

Facsimile number: (617) 425-0996

Attention: Mr. Joseph P. Hernon

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Telephone number: (617) 951-7000

Facsimile number: (617) 951-7050

Attention: Steven A. Wilcox, Esq.

If to the Investors, to any of them c/o:

Ingalls & Snyder, LLC

61 Broadway New York,

New York 10006

Telephone number: (212) 269-7800

Facsimile number: (212) 269-7893

Attention: Mr. Robert L. Gipson

with a copy to:

Hughes Hubbard & Reed LLP

One Battery Park Plaza

New York, New York 10004

Telephone number: (212) 837-6000

Facsimile number: (212) 422-4726

Attention: John K. Hoyns, Esq.

Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 4.1 to each of the other parties hereto.

4.2 Succession and Assignment; No Third-Party Beneficiaries. Subject to the immediately following sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns shall be deemed to be a party hereto for all purposes hereof. No party may assign, delegate or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. The terms and provisions of this Agreement shall not be binding upon any transferee of an Investor that acquires any securities subject to this Agreement, except that each Investor shall cause any of its Affiliates that acquires Common Stock from an Investor to comply with such Investor’s obligations under Section 1.4. Except as expressly provided herein, this Agreement is for the sole benefit of the parties and their permitted successors and assignees and nothing herein expressed or implied shall give or be construed to give any person or entity, other than the parties and such successors and assignees, any legal or equitable rights hereunder.

4.3 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be valid and binding unless it is in writing and signed, in the case of an amendment, by the Company and the Investors, or in the case of a waiver, by the party against whom the waiver is to be effective.

4.4 Entire Agreement. This Agreement, together with all documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. For the elimination of doubt, the letter agreements dated March 12, 2003 between the Company and each of Robert L. Gipson and ISVP shall continue in effect.

4.5 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

4.6 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, each party hereto intends that such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

4.7 Headings. The headings contained in this Agreement are for convenience purposes only and shall not in any way affect the meaning or interpretation hereof.

4.8 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

4.9 Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

4.10 Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that, without posting bond or other undertaking, the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any claim, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding to, from, by or before any governmental authority (an “Action”) instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert the defense that a remedy at law would be adequate.

4.11 Governing Law. This Agreement, the rights of the parties and all Actions arising in whole or in part under or in connection herewith, shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

4.12 Jurisdiction; Venue; Service of Process.

(a) Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of Delaware or the United States District Court located in the State of Delaware for the purpose of any Action between the parties arising in whole or in part under or in connection with this Agreement, (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, that venue for the Action is improper in any of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such Action other than before one of the above-named courts.

(b) Service of Process. Each party hereby (i) consents to service of process in any Action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by Delaware law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.1, shall constitute good and valid service of process in any such Action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

(c) Actions in Other Courts and Locations. Notwithstanding Section 4.12(a), a party may commence an Action in a court and location other than as specified in Section 4.12(a) solely for the purpose of enforcing an order or judgment issued by one of the courts specified in Section 4.12(a).

4.13 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

4.14 Certain Definitions. The terms “Affiliate” and “Subsidiary” as used in this Agreement shall have the meaning provided in Rule 12b-2 under the Exchange Act.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Settlement and Standstill Agreement as of the date first above written.

THE COMPANY:

BOSTON LIFE SCIENCES, INC.

By:	/s/ MARC LANSER M.D.
Name:	Marc Lanser M.D.
Title:	President

THE INVESTORS:

INGALLS & SNYDER, LLC

By:	/s/ THOMAS O. BOUCHER, JR.
Name:	Thomas O. Boucher, Jr.
Title:	Managing Director

INGALLS & SNYDER VALUE PARTNERS, L.P.

By:	/s/ THOMAS O. BOUCHER, JR.
Name:	Thomas O. Boucher, Jr.
Title:	General Partner

/s/ ROBERT L. GIPSON
ROBERT L. GIPSON

/s/ THOMAS O. BOUCHER, JR.
THOMAS O. BOUCHER, JR.

Schedule 1 to Settlement and Standstill Agreement

Name	Option Grant Date	Number of Options Granted	Exercise Price

Bier, Colin	03/10/2004	180,000	$1.27
Hernon, J.	01/05/2004	100,000	$1.29
Hillson, D.	03/10/2004	195,000	$1.27
Hillson, D.	05/27/2004	200,000	$1.00
Langer, R.	03/10/2004	50,000	$1.27
Lanser, M.	01/05/2004	200,000	$1.29
Palmer, C.	03/10/2004	65,000	$1.27
Peck	03/10/2004	50,000	$1.27